CONSOLIDATED BALANCE SHEETS (Parenthetical) $ in Thousands	Dec. 31, 2020 USD ($) $ / shares shares
CONDENSED CONSOLIDATED BALANCE SHEETS
Accounts Receivable, allowance for credit losses | $	$ 224
Inventory, reserve for obsolescence | $	$ 996
Common stock-par value (in dollars per share) | $ / shares	$ 0.01
Common stock-shares authorized	94,443,000
Common stock-shares authorized	995,000,000
Common stock-shares issued	46,839,659